SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 5, 2018

                        INTERFACE, INC.
(Exact name of Registrant as Specified in its Charter)

Georgia	001-33994	58-1451243
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2859 Paces Ferry Road, Suite 2000 Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:  (770) 437-6800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02	Results of Operations and Financial Condition.

On November 6, 2018, Interface, Inc. (the "Company") will present at Baird's 2018 Global Industrial Conference in Chicago, Illinois. The Company's presentation will be webcast at 8:30 a.m. ET at http://wsw.com/webcast/baird53/tile. The webcasted presentation will also be available for replay at that website for 90 days following the live presentation.

A copy of the slide presentation, which may be used in whole or in part at the above conference, is attached as Exhibit 99.1. The information furnished pursuant to Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.
Non-GAAP Financial Measures in the Slide Presentation
The slide presentation includes, as additional information for investors, the Company's adjusted earnings per share, adjusted net income, adjusted operating income, adjusted selling, general and administrative expenses ("SG&A"), adjusted gross profit, adjusted earnings before interest taxes, depreciation and amortization ("EBITDA"), organic sales, and net debt, as well as comparative information between periods for each.  These measures are not in accordance with financial measures calculated in accordance with generally accepted accounting principles in the United States ("GAAP"), and may be different from similarly titled non-GAAP financial measures used by other companies.  Non-GAAP financial measures should not be used as a substitute for, or considered superior to, GAAP financial measures.
Adjusted income and earnings measures exclude: (1) restructuring and asset impairment charges; and (2) effects from the enactment of the federal Tax Cuts and Jobs Act in December 2017 (the "Tax Act"); (3) the effects of purchase price accounting and transaction related expenses in connection with the Company's acquisition of nora systems; and (4) for the years 2012-2014, certain other unique or one-time events.  Adjusted gross profit margin excludes purchase price accounting amortization and transaction related expenses in connection with the Company's acquisition of nora systems.  Adjusted SG&A excludes transaction costs related to the nora acquisition. Adjusted EBITDA is GAAP net income excluding interest expense, taxes on income, depreciation and amortization, debt retirement expenses, restructuring and asset impairment charges, stock compensation amortization, and nora transaction related expenses such as purchase price accounting amortization, transaction, and transaction-related other expenses.
Organic sales and organic sales growth exclude: (1) sales from the Company's exited FLOR specialty retail stores; and (2) foreign currency fluctuations.
The Company excludes the FLOR specialty retail stores and the Tax Act from adjusted income measures because it believes these events are unique and/or one-time events and do not arise from or constitute normal ongoing operations.  Similarly, since the Company engages in acquisitions only episodically, and not as an everyday matter, the Company believes presenting certain measures excluding the effects of acquisitions facilitates focus on normal ongoing operations.
In addition, since FLOR specialty retail sales will not be a material part of sales, the Company believes presenting organic sale information without historical FLOR specialty retail sales presents meaningful additional information on core ongoing operations.  Finally, the Company believes presenting sales information absent the effect of foreign currency exchange rate fluctuations facilitates comparison of the Company's operational performance between periods.

Since the Company engages in acquisitions only episodically, and not as an everyday matter, the Company believes presenting certain measures excluding the effects of acquisitions facilitates focus on normal ongoing operations.  The Company generally believes reporting its adjusted results helps investors' understanding of historical operating trends, because it facilitates comparison to prior periods during which unique events affecting more recent results may not have occurred.  The Company also believes that adjusted results provide supplemental information for comparisons to other companies which may not have experienced the same events underlying the adjustments.  Furthermore, the Company uses adjusted results internally as supplemental information to evaluate its own performance, for planning purposes and in connection with its compensation programs.

Item 7.01	Regulation FD Disclosure.

During the conference described above, the Company is expected to reiterate its fiscal year 2018 outlook contained in its press release included as Exhibit 99.1 to the Company's Current Report on Form 8-K filed on October 24, 2018, as further explained in the Company's Current Report on Form 8-K filed on October 25, 2018.  Forward-looking statements in the slide presentation and outlook remain subject to the risks and uncertainties described in the presentation, press release and Forms 8-K, as well as those described in the Company's most recent Quarterly Report on Form 10-Q and Annual Report on Form 10-K under the heading "Risk Factors" and elsewhere.

Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these estimates, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable efforts.  Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included;  although the majority of the difference will be due to effects from the nora systems acquisition.

The information furnished pursuant to this Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01          Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

None.

(b) Pro Forma Financial Information.

None.

(c) Shell Company Transactions.

None.

(d) Exhibits.

Exhibit No.	Description
99.1	Interface, Inc. Slide Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERFACE, INC.

By:	/s/ David B. Foshee
David B. Foshee
Vice President
Date: November 5, 2018

EXHIBIT INDEX

Exhibit No.	Description
99.1	Interface, Inc. Slide Presentation